Exhibit 10.16.2

Execution Version

SECOND AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

This Second Amendment, dated as of July 7, 2020 (this “Amendment”), to the Registration Rights Agreement (as defined below) is entered into by and between Agilon Health Topco, Inc., a Delaware corporation (the “Company”), and each entity listed on Schedule A to the Agreement (as defined below) (each, an “Investor” and collectively, the “Investors”).

WHEREAS, the Company and the Investors are parties to the Registration Rights Agreement, dated January 4, 2019, as amended by the First Amendment to the Registration Rights Agreement, dated March 4, 2020 (as amended from time to time, the “Registration Rights Agreement”), and an Investment Agreement, dated March 4, 2020 (as amended from time to time, the “Investment Agreement”);

WHEREAS, pursuant to Section 6.3 of the Investment Agreement, in the event that the Company issues any additional securities in the Current Financing Round (as defined in the Investment Agreement), each Investor shall be entitled to any additional or special rights provided to a purchaser receiving such securities if any such right is not provided to such Investor pursuant to the Investment Agreement or any other agreement between the Company and such Investor (the “MFN Rights”);

WHEREAS, the Investors have requested to receive certain MFN Rights related to the Company’s issuance of additional securities to certain other investors during the Current Financing Round, which concluded on March 4, 2020; and

WHEREAS, the Company and the Investors desire to amend the Registration Rights Agreement to reflect the MFN Rights set forth herein requested by the Investors.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Registration Rights Agreement.

2. Amendments to the Registration Rights Agreement. Effective as of the date hereof, Subsection 3.11 of the Registration Rights Agreement is hereby amended by deleting the word “WAVIES” in the first sentence of the third paragraph of such Subsection and substituting in lieu thereof “WAIVES”.

3. No Further MFN Rights. The Company and the Investors agree that (i) entry into this Amendment represents the entirety of the Company’s obligations under Section 6.3 of the Investment Agreement, (ii) following the execution of this Amendment, the Investors shall have no further rights pursuant to Section 6.3 of the Investment Agreement and (iii) the Company is hereby released from any further obligations under Section 6.3 of the Investment Agreement.

4. Date of Effectiveness; Limited Effect. This Amendment shall become effective as of the date first written above. Except as expressly provided in this Amendment, all of the terms and provisions of the Registration Rights Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the parties thereto. On and after the date hereof, each reference in the Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein,” or words of like import will mean and be a reference to the Registration Rights Agreement as amended by this Amendment.

5. Miscellaneous. Subsections 3.1 (Successors and Assigns), 3.2 (Governing Law), 3.3 (Counterparts), 3.4 (Titles and Subtitles), 3.5 (Notices), 3.6 (Amendments and Waivers), 3.7 (Severability), 3.10 (Entire Agreement), 3.11 (Dispute Resolution; Costs; Waivers) (as amended by this Amendment) and 3.12 (Delays or Omissions) of the Registration Rights Agreement shall apply to this Amendment mutatis mutandis.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

THE COMPANY:

AGILON HEALTH TOPCO, INC.

By:	/s/ Kenneth Bellendir
	Name:	Kenneth Bellendir
	Title:	Vice President & Secretary

[Signature Page to Second Amendment to the Registration Rights Agreement]

INVESTORS: THE NEW ECONOMY FUND

By:	Capital Research and Management Company, for and on behalf of The New Economy Fund

By:	/s/ Michael J. Triessl
	Name:	Michael J. Triessl
	Title:	Authorized Signatory

SMALLCAP WORLD FUND, INC.

By:	Capital Research and Management Company, for and on behalf of SMALLCAP World Fund, Inc.

By:	/s/ Michael J. Triessl
	Name:	Michael J. Triessl
	Title:	Authorized Signatory

[Signature Page to Second Amendment to the Registration Rights Agreement]